UBIQUITY, INC. APPOINTS KEE CAPITAL’S GREG JONES

TO COMPANY’S BOARD OF DIRECTORS

IRVINE, CA – February 8, 2016 – Ubiquity, Inc. (OTCBB: UBIQ) (“Ubiquity” or the “Company”), a vertically integrated, technology-focused media company, has announced the appointment of Greg Jones, Director of KEE Capital Group Limited, to the Company’s board of directors.

Greg Jones has held key positions in the development of finance, technology and marketing companies in Asia, U.S., and Australia. He was the Founding Director of RAMS Mortgage Corporation (Australia), which listed for $1.2B, and developed a mezzanine investment fund in Hong Kong with ABN Amro, Military Superannuation Fund, Citic Capital, and Record Investments. This was followed by the formation of one of the first REIT in Singapore.

Additionally, Jones has been involved in several specialized financial transactions around the world including aviation, financing, private equity investment in technology, infrastructure investment in the UK, U.S., and Asia and mortgage bond issuance. He also developed a number of educational facilities in Australia, among them being the Australian College of the Arts and Macleay College.

Ubiquity CEO Chris Carmichael stated, “I am extremely pleased that Greg will be joining the board. Having him as a member of the Ubiquity team, he will be playing an integral part in the Company’s reorganization and planning, moving us forward to increased revenue and a strong position in a myriad of technology and media sectors.”

Co-chairman Nicholas Mitsakos stated, “Greg has sophisticated global business experience to establish a sustainable competitive strategy as we pursue revenue growth and new opportunities.”

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“I look forward to working with the existing board of Ubiquity and commercializing a number of opportunities that exist for the Company,” Jones commented. “I will bring the necessary focus to take these opportunities to market and generate revenue for the Company. I am confident we will turnaround UBIQ in 2016.”

About Ubiquity, Inc. (UBIQ)

Based in Irvine, CA, Ubiquity is a vertically integrated, technology-focused media company. Ubiquity is focused in five specific areas with a robust portfolio of patents and intellectual property. The Company has developed an intuitive user interface making access to all content from any device in a simple, consistent format. Ubiquity enables the search and identification of any object and image in all video and digital media and has developed a platform for mobile transaction including the integration of payments, money transfers, coupons and gifts. Ubiquity has also developed an industry-leading, intuitive, immersive consumer experience for all web-based activity. Finally, the company allows for the personalization of all content, whether public or private, in a unique accessible way.

Through Ubiquity Labs the company is leveraging an extensive portfolio of intellectual property spanning Web 3.0, immersive advertising, video compression, content distribution, eCommerce, and mobile applications to support the commercialization of new technologies. In addition, Ubiquity intends to pursue strategic licensing opportunities.

Forward-Looking Statements

This news release contains forward-looking statements and information that are based on the beliefs of management and reflect the Company’s current expectations. When used in this news release, the words “estimate,” “project,” “belief,” “anticipate,” “intend,” “expect,” “plan,” “predict,” “may,” or “should,” and the negative of these words or such variations thereon or comparable terminology, are intended to identify forward-looking statements and information. Such statements and information reflect the current view of the Company with respect to risks and uncertainties that may cause actual results to differ materially from those contemplated in those forward-looking statements and information.

By their nature, forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause actual results, performance or achievements, or other future events, to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such factors include, among others, the failure of the business strategy, the integrity of the Company’s patents, proprietary intellectual property, and competition. The Company cautions that the foregoing list of risk factors is not exhaustive and is subject to change and there can be no assurance that such assumptions will reflect the actual outcome of such items or factors. When relying on the Company’s forward-looking statements and information to make decisions, investors and others should carefully consider the foregoing factors and other uncertainties and potential events, including the risk factors set out in the Company’s 10K/A for the year ended December 31, 2014. See the sections entitled “Risk Factors” in Ubiquity’s quarterly and annual reports as filed by Ubiquity from time to time with the Securities and Exchange Commission. The Company has assumed that the material factors referred to above will not cause such forward-looking statements and information to differ materially from actual results or events.

THE FORWARD-LOOKING INFORMATION CONTAINED IN THIS NEWS RELEASE REPRESENTS THE EXPECTATIONS OF THE COMPANY AS OF THE DATE OF THIS NEWS RELEASE AND, ACCORDINGLY, IS SUBJECT TO CHANGE AFTER SUCH DATE. READERS SHOULD NOT PLACE UNDUE IMPORTANCE ON FORWARD-LOOKING INFORMATION AND SHOULD NOT RELY UPON THIS INFORMATION AS OF ANY OTHER DATE. WHILE THE COMPANY MAY ELECT TO, IT DOES NOT UNDERTAKE TO UPDATE THIS INFORMATION AT ANY PARTICULAR TIME EXCEPT AS REQUIRED IN ACCORDANCE WITH APPLICABLE SECURITIES LEGISLATION.

Contact:

Rubenstein PR

Alisa Steinberg, Vice President, Corporate Communications

212-843-9341

asteinberg@rubensteinpr.com

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